UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 4, 2005
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-08029 (Commission File Number)	52-0849948 (IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)          (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in a current report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2005, The Ryland Group, Inc.‘s Board of Directors approved a three-year extension for the employment of R. Chad Dreier on April 20, 2005. Mr. Dreier will continue to serve as Chairman of the Board of Directors, President and Chief Executive Officer of The Ryland Group, Inc. through December 2010. Mr. Dreier’s employment agreement, to include the Dreier Supplemental Executive Retirement Plan II as Exhibit A, is attached hereto as Exhibit 10.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
10	Amended and Restated Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.
Date: May 4, 2005	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10	Amended and Restated Employment Agreement